BayFirst Financial Corp. (NASDAQ:BAFN) 2023 – Fourth Quarter Results (Unaudited)

22 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER BANKING FRANCHISE IN THE TAMPA BAY/ SARASOTA REGION(1) HOW WE RANK 2 ASSET SIZE BILLION TOTAL ASSETS (2)$1.12 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION (3) #5 GROWTH ASSET GROWTH SINCE DEC 31, 2018(2)206% 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa/Sarasota region as of September 30, 2023 from Uniform Bank Performance Reports 2. Financial data as of December 31, 2023 3. As of SBA’s quarter ended December 31, 2023 INITIATIVES ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FOCUSED ESG DEPOSITS 19% TRANSACTION ACCOUNT BALANCE GROWTH DURING THE YEAR(2) BANKING CENTERS THE FOURTH BANKING CENTER IN SARASOTA-BRADENTON AREA OPENED IN NORTH SARASOTA IN DECEMBER BRINGING THE TOTAL BANKING CENTERS TO 11 IN THE TAMPA BAY REGION

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 4 KEY INVESTMENT POINTS Second largest community bank (deposits) based in attractive Tampa Bay region Total asset growth of 206% since YE2018 Innovative technology driven bank planning for the future of banking Among the nation’s top SBA loan originators Solid deposit growth of 24% since same period last year Experienced management team with strong insider ownership of 14% ✔ ✔ ✔ ✔ ✔ ✔ ✔ 30 consecutive quarters of dividend payments, which increased 100% over past 5 years

55 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION FUTURE BANKING CENTER LOCATION EXPANDING BANKING CENTER FRANCHISE

INNOVATIVE COMMUNITY BANK

BAYFIRST

Technology focused community bank with diversified revenue streams

COMMUNITY BANKING

- **11 banking centers in Tampa Bay, expected to grow to 12 banking centers** over the next year
- **Full suite of commercial and consumer loan and deposit products** to meet the needs of Tampa Bay individuals, families and small businesses

TECHNOLOGY FOCUSED

- **Advanced technology platform to support innovative products and services while improving efficiencies**
- **PowerLOS for government guaranteed and commercial lending platform**
- **Working with FinTechs to offer new and innovative services through Mulesoft API platform**

CREDITBENCH

- **BayFirst's in-house government guaranteed lending platform**
- **#5 SBA lender in dollars and #2 in units as of SBA's quarter ended 12/31/23**
- **#1 SBA lender in the five county Tampa Bay area at SBA's FY ended 9/30/23**
- **FlashCap program:**
  - SBA 7(a) loans of $350K or less
- **Small Loan Balance program:**
  - Includes **Bolt SBA 7(a) loans for $150K or less**, up to 85% government guarantee
- **Core program:**
  - **Focus on greater than $150K**
  - Loan generation from **organic sales** and **FinTech partners**

6

7 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of December 31, 2023 28.0% 18.0% 11.1% 28.9% 5.5% 2.9% 0.5% 5.2% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $202 million during the quarter • Loans held for investment grew $49 million during the quarter (1) (1) Excludes PPP loans

8 SOLID DEPOSIT COMPOSITION Deposit Portfolio Composition as of December 31, 2023 • Transaction account balances increased $57 million or 19% during the year • Approximately 84% of deposits are insured • Minimal use of short-term brokered deposits ($30 million as of December 31, 2023) • Grew number of checking accounts by 27% YTD Noninterest Bearing Transaction, 9.5% Interest Bearing Transaction, 26.3% Savings & Money Market, 37.9% Time Deposits, 26.3% Deposit Highlights

9 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of December 31, 2023 (fair market value, in thousands) (1)Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (4% of total assets) • Other Comprehensive Loss of $3.0 million reduced Tangible Book Value by $0.73 as of December 31, 2023 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $17 thousand (1) HTM Investment Securities make up 10% of total investment securities portfolio Asset-backed securities, $7,933 MBS: U.S. Government- sponsored enterprises, $3,236 CMO: U.S. Government- sponsored enterprises, $17,098 Corporate bonds, $11,308

10 STRATEGIC PILLARS 2024 Maintain Strong Capital Manage and Evolve Risk Management Leverage Our SBA Expertise Promote Innovation Maintain Granularity of Deposit and Loan Portfolios Leverage Banking Center Franchise and Core Deposit Base Continue to Promote Workplace Culture and Social Responsibility

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 11 2024 GOALS & INITIATIVES • Increase the volume of small-balance SBA loans • Focus on revenue growth and optimize the Bank’s efficiency ratio • Maximize existing banking centers to increase brand awareness and core deposit customers • Partner with Fintech firms to create fee income and loan and deposit opportunities • Grow capital and expand the Company’s shareholder base • Enhance overall customer experience, engagement, and satisfaction • Improve digital channels and functionalities to elevate customer engagement • Maximize the investment in technology • Position the Bank to achieve an “Outstanding” CRA rating

12 Q4 2023 For the Three Months Ended ($000s) 12/31/2023 9/30/2023 Increase/ (Decrease) 12/31/2022 Increase/ (Decrease) Interest income $ 18,854 $ 17,620 $ 1,234 $ 12,520 $ 6,334 Interest expense 9,977 9,227 750 3,946 6,031 Net interest income 8,877 8,393 484 8,574 303 Provision for credit losses 2,737 3,001 (264) 700 2,037 Noninterest income 14,691 14,679 12 8,404 6,287 Noninterest expense 18,466 17,427 1,039 13,493 4,973 Income tax expense 704 674 30 672 32 Net income from continuing operations 1,661 1,970 (309) 2,113 (452) Net income (loss) from discontinued operations (6) (47) 41 (791) 785 Net income 1,655 1,923 (268) 1,322 333 Preferred dividends 341 208 133 208 133 Net income available to common shareholders $ 1,314 $ 1,715 $ (401) $ 1,114 $ 200

13 Q4 2023 Year Ended December 31, ($000s) 2023 2022 Increase/ (Decrease) Interest income $ 68,517 $ 38,566 $ 29,951 Interest expense 32,086 8,566 23,520 Net interest income 36,431 30,000 6,431 Provision for credit losses 10,445 (700) 11,145 Noninterest income 49,755 31,550 18,205 Noninterest expense 67,707 55,212 12,495 Income tax expense 2,119 1,560 559 Net income from continuing operations 5,915 5,478 437 Net income (loss) from discontinued operations (213) (5,827) 5,614 Net income (loss) 5,702 (349) 6,051 Preferred dividends 965 832 133 Net income available to (loss attributable to) common shareholders $ 4,737 $ (1,181) $ 5,918

14 Q4 2023 As of and For the Three Months Ended As of and For the Year Ended 12/31/2023 9/30/2023 12/31/2022 12/31/2023 12/31/2022 Return on average assets(1) 0.60% 0.71% 0.57% 0.54% (0.04) % Return on average common equity(1) 6.37% 8.46% 5.56% 5.87% (1.43) % Tangible book value per common share $ 20.60 $ 20.12 $ 20.35 $ 20.60 $ 20.35 Diluted earnings from continuing operations per common share $ 0.32 $ 0.88 $ 0.47 $ 1.17 $ 1.16 Dividend payout ratio 25.03% 19.15% 28.99% 27.70% (108.95) % Total Capital (to risk-weighted assets) 13.02% 13.47% 15.00% 13.02% 15.00 % Common Equity Tier 1 Capital (to risk-weighted assets) 11.77% 12.21% 13.75% 11.77% 13.75 % Tier 1 Capital (to total assets) 9.38% 9.16% 10.79% 9.38% 10.79 % Nonperforming loans (excl gov’t gtd balance)/ total loans held for investment 0.99% 1.00% 0.50% 0.99% 0.50 % ACL/Total loans held for investment at amortized cost, excl PPP loans (2) 1.64% 1.72% 1.33% 1.64% 1.33% (1) Annualized (2) Prior to January 1, 2023, the incurred loss methodology was used to estimate credit losses. Beginning with that date, credit losses are estimated using the CECL methodology.

15 $82 $81 $81 $83 $85 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued organic growth ORGANIC GROWTH Total Assets excluding PPP Loans ($M) Total Net Loans HFI excluding PPP loans ($M) Total Deposits ($M) Tangible Common Equity ($M) $920 $1,052 $1,072 $1,119 $1,115 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $200 $400 $600 $800 $1,000 $1,200 $700 $762 $808 $850 $899 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $200 $400 $600 $800 $1,000 $795 $933 $945 $1,018 $985 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $200 $400 $600 $800 $1,000 $1,200 CECL adoption decreased capital by $2.5M in ‘23

16 RETURN TO PROFITABILITY ROAA (%)(1) ROATCE (%)(1) Net Interest Margin (%)(1) Noninterest Income / Total Revenue from Continuing Operations 0.57% 0.30% 0.52% 0.71% 0.60% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.00% 0.50% 1.00% 5.56% 2.69% 5.86% 8.46% 6.37% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.00% 5.00% 10.00% 15.00% 4.19% 4.17% 4.18% 3.36% 3.48% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 49.50% 51.07% 51.97% 63.62% 62.33% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 20% 30% 40% 50% 60% 70% (1) Annualized

17 SHAREHOLDER VALUE CREATION $11.49 $12.77 $16.02 $21.75 $20.35 $19.70 $19.85 $20.12 $20.60 Tangible Book Value Per Share 2018Y 2019Y 2020Y 2021Y 2022Y Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $5 $10 $15 $20 $25 CECL adoption decreased equity by $2.5M in Q1 ‘23Record earnings fro m residential m ortgage and PPP lending in ‘20 and ‘21 Discontinuation of nationwide residential lending platform in ‘22

18 $109 $122 $125 $156 $145 539 563 676 729 849 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $25 $50 $75 $100 $125 $150 $175 500 600 700 800 900 1,000 • Nationally ranked #5 in total SBA dollars and #2 in units for the quarter ended December 31, 2023 • Strategic initiative to expand USDA business and industry lending program: an experienced USDA lender recently hired to support this effort • Total Q4 2023 government guaranteed loan production increased 32.8% from Q4 2022 • The demand remains strong for the Company’s specialty Bolt program, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $441.8 million, including $102.3 million in Q4 2023 ◦ New automation program launched through proprietary loan origination system PowerLOS and Open API, allowing increased volume and efficiency while limiting additional staff CREDITBENCH (SBA/USDA LENDING) Q4 2023 Highlights Government Guaranteed Loan Amount ($M) and Unit Volume

19 $961 $1,044 $1,122 $1,199 $1,252 $300 $350 $364 $373 $396 $661 $694 $758 $826 $856 HFI Government Guaranteed Loans (1) Government Guaranteed Loans Serviced for Others 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 CREDITBENCH (SBA/USDA LOANS) Guaranteed Loans HFI and Loans Serviced for Others ($M) (1) Excludes PPP loans

20 Quarter Ended Year Ended ($000s) 3/31/2023 6/30/2023 9/30/2023 12/31/2023 12/31/2023 Core 7(a) $ 19,998 $ 29,638 $ 28,758 $ 26,132 $ 104,526 Core 504 16,022 — 14,571 482 31,075 Core USDA 13,625 5,525 19,800 9,080 48,030 Bolt 58,633 74,785 84,905 102,264 320,587 FlashCap 13,834 14,557 7,877 6,983 43,251 Total $ 122,112 $ 124,505 $ 155,911 $ 144,941 $ 547,469 GOVERNMENT GUARANTEED LOAN PRODUCTION

21 ASSET QUALITY Strong reserve well-positioned to withstand volatility in economic conditions 0.82% 1.08% 1.18% 1.15% 1.29% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 0.0% 0.5% 1.0% 1.5% Net charge-offs/Total average loans HFI at amortized cost, excluding PPP loans ACL/Total loans held for investment at amortized cost, excluding PPP loans(1) 1.33% 1.73% 1.64% 1.72% 1.64% 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 0.0% 0.5% 1.0% 1.5% 2.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(2) 246.42% 582.72% 191.17% 152.29% 149.44% 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 0.0% 250.0% 500.0% 750.0% 1.08% 1.05% 1.67% 2.04% 2.24% 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 0.0% 1.0% 2.0% 3.0% (2) Excludes government guaranteed balances (1) Prior to January 1, 2023, the incurred loss methodology was used to estimate credit losses. Beginning with that date, credit losses are estimated using the CECL methodology.

22 Quarter ended Year End ($000s) 3/31/2023 6/30/2023 9/30/2023 12/31/2023 12/31/2023 Ending balance $ 26,521 $ 23,255 $ 20,006 $ 17,027 $ 17,027 31-90 days past due 604 700 852 1,021 1,021 90+ days past due 142 220 351 258 258 Net charge-offs 567 601 755 896 2,819 Net charge-offs to average loans (annualized) 7.80% 9.63% 13.97% 19.32% 11.99 % UPGRADE CONSUMER LOANS Purchased unsecured consumer loans (no purchases after 2022: additional purchases are not planned)

COMMUNITY BANKING PERFORMANCE

BAYFIRST

Q4 2023 Highlights

Q4 2023 Loan Production Summary:

- Loan production during the quarter was $57.2 million[1]
- Loans held for investment, including government guaranteed loans, increased by a net $49.3 million QoQ

Q4 2023 Deposit Summary:

- Deposit balances decreased $32.7 million QoQ
- Deposit portfolio increased by 0.2% in number of accounts (to 19,064 accounts totaling $985.1 million) QoQ

New Banking Center:

- Opened fourth banking center in North Sarasota in December 2023 bringing the total to 11 banking centers in the Tampa Bay region

Banking Center & Deposits

($ in 000s)			Total Deposits		
#	Branch	Year Opened	12/31/2023	12/31/2022	12/31/2021
1	St. Petersburg[2]	2017	$ 265,715	$ 246,813	$ 212,631
2	Seminole	1999	143,073	131,257	157,561
3	Pinellas Park	2005	96,019	69,976	63,561
4	Downtown Sarasota	2018	164,594	159,302	148,021
5	Countryside	2018	59,172	66,827	60,214
6	West Tampa	2020	102,958	68,834	33,046
7	Belleair Bluffs	2021	38,531	31,011	—
8	West Bradenton	2022	54,307	21,050	—
9	Carrollwood	2023	39,341	—	—
10	Bee Ridge	2023	21,426	—	—
11	North Sarasota	2023	2	—	—
Total Branches (11)			$ 985,138	$ 795,070	$ 675,034

[1] Excludes government guaranteed loan production
[2] St. Petersburg branch deposits include other deposits generated by CreditBench, Cash Management, Corporate Treasury, and Virtual

23

APPENDIX

25 BOLT SINGLE LOAN EARNINGS EXAMPLE Immediate One-Time Impact Loan amount (Average amount of a Bolt loan) $ 130,000 Guaranteed amount (85% of total loan) 110,500 Unguaranteed amount (15% of total loan, retained by BayFirst) 19,500 Premium earned on sale of guaranteed amount 10,166 (The gross premium paid when the loan is sold, less 50% of the amount over 10% to be shared with SBA and approximately 20% which is deferred and recognized over the remaining life of the unguaranteed loan amount) Cost to originate (Includes third party referral fees and internal labor and origination costs) (3,868) Packaging fee (Paid by borrower to compile and transmit SBA compliant loan package) 1,560 Servicing right gain (Reflects future value of servicing on sold loans) 2,652 Provision for credit loss on unguaranteed amount (Booked according to ASC 326) (1,560) Net one-time impact 8,950 First year income statement impact from unguaranteed amount 1,216 (Includes net interest margin and accretion of deferred gain, offset by amortization of deferred costs and servicing asset) Combined immediate one-time and first year earnings impact $ 10,166 This example is for illustrative purposes and is not a guarantee of future loan size or volume and may not be indicative of the financial impact of future loans. The size, volume, and financial impact of such loans involve known and unknown risks and uncertainties, which may cause actual performance and results to be materially different.

26 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,110,650 as of 1/19/24 Source: S&P Capital IQ Pro Vanguard Group Inc., 3.34% First Manhattan Co., 3.38% 1st & Main Growth Partners, 3.25% All Other Institutions, 7.96% Mark S. Berset, 6.85% All Other Directors/ Executive Officers, 7.44% Public/Other, 67.78%

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 27 DEPOSITS IN TAMPA BAY/SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa/St. Petersburg/Sarasota Region) Note: Deposit data as of June 30, 2023 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,876 13 $221 2 BayFirst National Bank 1,018 10 102 3 Flagship Bank 518 6 86 4 Climate First 385 3 128 5 Gulfside Bank 255 1 255 6 TCM Bank NA 252 1 252 7 Central Bank 256 4 64 8 Century Bank of Florida 90 1 90 9 Waterfall Bank 122 1 122

Divider + Image Click image icon to insert rectangular image. No content below the lineNo content below the line Only use S&P Global Red for key text high- lights, not shapes or charts. It’s available in the custom color palette. Footer : Never change the footer text on individual slides. Change, turn on or off footer by using Insert Header & Footer Enter / change text Click Apply All. Data color order: Used with accent colors: Complimentary colors: Font: Follow the link below to download Akkurat, the S&P Global Font: https:// mediaportal.spglobal.c om/ selection/044f0784c26 0101db38e31ccde3bbe ff/detail/28188 28 LIQUIDITY SOURCES • Available Liquidity ◦ $63 million in cash and due from other banks ◦ $40 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $153 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $40 million available at the Federal Reserve Bank based on pledged loans ◦ $50 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $138 million in brokered deposits (1) ◦ Up to $328 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of December 31, 2023

29 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018 • Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions • B.S. in Accounting from the University of Kentucky • Joined BayFirst in Q1 2016 • Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI) • B.A. in Business Administration from University of Notre Dame Robin Oliver Thomas G. Zernick Chief Executive Officer & Director of BayFirst and the Bank President & Chief Operating Officer of BayFirst and the Bank 29 Scott J. McKim EVP, Chief Financial Officer of BayFirst and the Bank • Joined BayFirst in July 2023 • Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares • B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

EXPERIENCED LEADERSHIP TEAM

BAYFIRST



Brandi Jaber

EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



Thomas Quale

EVP, Chief Lending Officer and Market President

- Joined BayFirst in 2018
- Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development
- B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison



John Macaluso

EVP, Chief Technology Officer

- Joined BayFirst in Q4 2020
- 37 years of information technology experience
- Served as CTO for Fiserv, Inc.
- B.A. from University of South Florida



Lewis Benner

EVP, Chief Credit Officer

- Joined BayFirst in 2018; Prior to joining BayFirst, Mr. Benner served in leadership roles from multiple financial institutions
- B.A. in Business Administration from Elizabethtown College

30